203576230 Exhibit 10.14 CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL RECOURSE INDEMNITY AGREEMENT THIS RECOURSE INDEMNITY AGREEMENT (this “Indemnity”) is made as of December 20, 2024, by INSTIL BIO, INC., a Delaware corporation (“Indemnitor”), in favor of MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation (“Lender”) referred to below. WHEREAS, COMPLEX THERAPEUTICS LLC, a Delaware limited liability company (“Borrower”) and Lender entered into a certain Term Loan Agreement dated as of the date hereof (as the same may be supplemented, amended, restated, renewed, replaced, substituted, modified or extended from time to time, the “Loan Agreement”), whereby Lender agreed to make a secured mortgage loan (the “Loan”) available to Borrower in the amount of EIGHTY-FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($85,600,000.00) to finance the Project. WHEREAS, Lender is unwilling to make the Loan unless Indemnitor delivers this Indemnity to Lender. WHEREAS, Indemnitor is an Affiliate of Borrower and, accordingly, Indemnitor will derive material financial benefit from the Loan. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and in order to induce Lender to make the Loan to Borrower, Indemnitor hereby agrees as follows: SECTION 1. Limited Recourse. Notwithstanding any provision to the contrary in any of the Loan Documents, Indemnitor shall be fully and personally liable for, and shall defend, indemnify and hold harmless Lender from and against, the full amount of any deficiency, loss, cost (including reasonable attorneys’ fees and expenses), expense, claim, liability, judgment, award, obligation, penalty, action, suit, disbursement or damage actually suffered by Lender because of any of the following: (a) Borrower’s commission of a criminal act; (b) the misappropriation or misapplication by Borrower, any other Borrower Party, Property Manager or any of their respective agents, employees or contractors of any funds derived from the Project and/or the Leases, including, without limitation, security deposits, insurance proceeds and condemnation awards; (c) fraud or misrepresentation by Borrower, any other Borrower Party, Property Manager or any of their respective agents, employees or contractors made in or in connection with the Loan Documents, the Loan, the Leases, Operating Revenue or Operating Expenses; (d) Borrower’s, any other Borrower Party’s, Property Manager’s or any of their respective agents’, employees’ or contractors’ collection of rents more than one (1) month in advance or entering into or modifying Leases, or receipt of monies by Borrower, any other Borrower Party or any of their respective Affiliates in connection with the modification of any Leases, in violation of any of the Loan Documents;

203576230 2 (e) Reserved; (f) any intentional physical waste at the Project caused by the acts or omissions of Borrower, any other Borrower Party or any of their respective agents, employees or contractors (provided that the foregoing shall not be construed to apply to Borrower’s intentional inaction if sufficient cash is not available from Project income (or made available by Lender to prevent such waste (or from funds reserved or on deposit with Lender for such purpose and Lender fails to disburse such amounts for such purpose when obligated to do so under the Loan Documents); (g) Borrower’s failure to maintain insurance as required by the Loan Documents or Borrower’s failure to pay any Taxes, Other Taxes or other assessments affecting the Project, provided that there is sufficient cash flow from the Project, and provided, further, that there shall be no liability under this clause (g) to the extent sums sufficient to pay such amounts have been reserved with Lender and Lender fails to disburse such amounts for such purposes when obligated to do so under the Loan Documents; (h) any claim or allegation made by Borrower or any other Borrower Party or any of their respective successors or assigns that this Indemnity or the transactions contemplated by the Loan Documents establish a joint venture, partnership or other similar arrangement between Borrower and Lender; (i) Borrower, any Borrower Party or any of their respective agents, employees or contractors takes any action which impedes, enjoins, prevents, hinders, frustrates, delays, stays or interferes with Lender’s exercise of any rights or remedies under any of the Loan Documents, at law or in equity other than raising good faith defenses or compulsory counterclaims; (j) the failure of Borrower to maintain its status as a Single Purpose Entity; (k) the failure of Borrower to comply with the provisions of Section 2.9(a), (c), (f) or (h) or Section 8.19 of the Loan Agreement while a Cash Sweep Trigger or an Event of Default exists; (l) any brokerage commission or finder’s fees claimed in connection with the transactions contemplated by the Loan Documents, except to the extent arising from any claims of any Person engaged or purportedly engaged by or on behalf of Lender; (m) the failure of Borrower to maintain its status as a single purpose entity; and/or (n) notwithstanding Lender’s waiver of any insurance requirement under the Loan Documents, the failure of any insurance actually carried by Borrower or on behalf of Borrower to pay for any claim arising from a casualty, damage, injury or other event which could have been covered by the policies of insurance required by Section 3.1 of the Loan Agreement, if such policies were in fact in place. The foregoing items are sometimes hereinafter referred to as “Limited Recourse Obligations.” SECTION 2. Full Recourse. Notwithstanding anything to the contrary in any of the Loan Documents, the Obligations shall be fully recourse, jointly and severally, to Indemnitor in the event that: (a) Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) an Affiliate, officer, director, or representative which controls, directly or indirectly, Borrower or Indemnitor, files, or joins in the filing of, an involuntary petition against Borrower

203576230 3 under the Bankruptcy Code or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or Indemnitor from any Person; (c) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; (d) any Affiliate, officer, director, or representative which controls Borrower or Indemnitor consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Project; (e) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (f) Any Transfer (other than a Permitted Transfer) occurs; (g) The division by Borrower into multiple entities or series pursuant to Section 18- 217 of the Delaware Limited Liability Company Act or otherwise without Lender’s prior written consent; (h) the failure of Borrower to maintain its status as a Single Purpose Entity, which failure results in a court of competent jurisdiction’s decision to substantively consolidate Borrower with any other Person; and/or (i) Borrower’s incurrence of any Debt in violation of the Loan Documents. The foregoing items are sometimes hereinafter referred to as “Full Recourse Obligations.” SECTION 3. Indemnity Absolute. (a) Indemnitor hereby absolutely, unconditionally and irrevocably guarantees to Lender the prompt, full and complete payment and/or performance of the Limited Recourse Obligations and the Full Recourse Obligations, and agrees to pay any and all out of pocket expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in enforcing any rights under this Indemnity (such expenses, together with all of the Limited Recourse Obligations and all of the Full Recourse Obligations, being the “Indemnified Obligations”). Indemnitor hereby further agrees that if Borrower shall fail to pay in full when due and owing, whether at stated maturity, by acceleration, lapse of time or otherwise, any of the Indemnified Obligations, Indemnitor will promptly pay the same, upon written demand and that in the case of any extension of time of payment or renewal of any of the Obligations or the Indemnified Obligations, the same will be promptly paid in full when due and owing (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Any payment hereunder shall be due no later than thirty (30) days following the giving of a written demand therefor from Lender to Indemnitor in accordance with Section 8 below. If the amounts due hereunder are not paid to Lender as aforesaid within such thirty (30) day period following written demand, then the same shall bear interest at the Default Rate from the date of delivery of the initial written demand until the date such amounts due hereunder have been paid in full (which interest shall be included within the meaning of Indemnified Obligations). All payments by Indemnitor on account of this Indemnity shall be paid in U.S. Dollars. (b) Each and every default relating to the Indemnified Obligations shall give rise to a separate cause of action hereunder by Lender and separate suits may be brought hereunder as each such cause of action arises.

203576230 4 (c) This Indemnity is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Indemnity may not be revoked by Indemnitor and shall continue to be effective with respect to any Indemnified Obligations arising or created after any attempted revocation by Indemnitor until terminated pursuant to Section 10 hereof. Indemnitor guarantees that the Indemnified Obligations will be paid strictly in accordance with the terms of this Indemnity and the other Loan Documents, regardless of any Legal Requirements now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of Indemnitor under this Indemnity shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Note, the Mortgage or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or the Indemnified Obligations, or any other amendment of, waiver of or any consent to departure from the Note; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of consent to departure from any other indemnity or any guaranty or acknowledgment of debt, for all or any of the Obligations; (iv) the existence of any other guaranties or acknowledgments of debt of the Indemnified Obligations or the Obligations or the exchange, release, amendment or waiver of any such guaranties or acknowledgments of debt, or the enforceability thereof; (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, or Indemnitor (except for the defense of the actual timely performance of the Indemnified Obligations hereunder); or (vi) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, Division, or lack of power of Borrower, Indemnitor or any other Person at any time liable for the payment of all or part of the Obligations or the Indemnified Obligations; or any dissolution of Borrower or Indemnitor or any sale, lease or transfer of any and all of the assets of Borrower or Indemnitor or any changes in the shareholders, partners or members of Borrower or Indemnitor, except as may be expressly set forth in the Loan Agreement; or any reorganization of Borrower or Indemnitor, except as may be expressly set forth in the Loan Agreement. Indemnitor agrees that Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Indemnitor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations or the Indemnified Obligations, and may also make any agreement with Borrower or with any other party to or Person liable on any of the Obligations or the Indemnified Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and Borrower or any of such other party or Person, without in any way impairing or affecting this Indemnity. Indemnitor agrees that Lender may resort to Indemnitor for payment of any of the Indemnified Obligations, whether or not Lender shall have resorted to or foreclosed against the Mortgage, or any other collateral security, or any other guaranties or acknowledgments of debt, or shall have proceeded against Borrower or any other obligor principally or secondarily obligated with respect to any of the Obligations. It shall not be necessary for Lender (and Indemnitor hereby waives any rights that Indemnitor may have to require Lender), in order to enforce the obligations of Indemnitor hereunder, first to (i) institute any

203576230 5 suit or exhaust any remedies against Borrower or any other Person liable under the Loan Documents, (ii) enforce Lender’s rights against Indemnitor any other guarantors of the Obligations or the Indemnified Obligations, (iii) enforce Lender’s right against any collateral which shall ever have been given to secure the Loan, (iv) join Borrower or any other Person liable on the Indemnified Obligations in any action seeking to enforce this Indemnity, or (v) resort to any other means of obtaining payment of the Obligations or the Indemnified Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Obligations or the Indemnified Obligations. Notwithstanding the foregoing or anything to the contrary herein, the Indemnified Obligations shall not be due from Indemnitor unless and until an Event of Default occurs under the Loan Documents. This Indemnity shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations or the Indemnified Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Indemnitor or otherwise, all as though such payment had not been made. In addition, notwithstanding anything to the contrary contained in this Indemnity or in any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, as such sections may be amended, or corresponding or superseding sections of the Bankruptcy Amendments and Federal Judgeship Act of 1984, to file a claim for the full amount of the Obligations secured by the Mortgage or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents. SECTION 4. Waiver. Indemnitor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations or the Indemnified Obligations and this Indemnity and any requirement that Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against Borrower or any other Person or entity or any collateral. SECTION 5. Subrogation. Indemnitor irrevocably waives any rights which it may acquire by way of subrogation under this Indemnity against Borrower or any other guarantor or a Person giving an acknowledgment of debt of the Obligations or Indemnified Obligations, by any payment made hereunder or otherwise, until all the Obligations or Indemnified Obligations have been paid in full. SECTION 6. Representations and Warranties. Indemnitor hereby represents and warrants that it has full legal right and power to execute and deliver this Indemnity and perform its obligations hereunder; that there is no provision of any agreement or contract binding on it that would prohibit, conflict with or in any way prevent the execution, delivery and performance of this Indemnity; that there is no action, suit, proceeding or investigation pending, or to Indemnitor’s knowledge, threatened in writing against Indemnitor that could reasonably be expected to have a Material Adverse Effect on the ability of Indemnitor to perform any of its obligations hereunder; that all financial statements of Indemnitor and other documents, reports and certificates prepared by and delivered to Lender by Indemnitor in connection with Lender’s underwriting of the Loan are true and correct in all material respects as of the respective dates and there has been no Material Adverse Change in Indemnitor’s financial condition since such dates; and that Indemnitor is and shall remain in full compliance with all of the Financial Covenants. Indemnitor acknowledges that this Indemnity is an “instrument for the payment of money only” within the meaning of New York Civil Practice Law and Rules Section 3213. All of the representations and warranties made by Indemnitor shall survive the execution hereof. SECTION 7. Amendments, etc. No amendment or waiver of any provision of this Indemnity nor consent to any departure by Indemnitor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

203576230 6 SECTION 8. Notices. Any approval, consent, demand, notice, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in the manner provided for the giving of notices under Section 11.1 of the Loan Agreement, addressed to the party for whom it is intended at its address set forth in the Loan Agreement and below, as applicable: Indemnitor: Instil Bio, Inc. 3963 Maple Avenue, Suite 350 Dallas, Texas 75219 Attention: [****] Email: [****] Attention: [****] Email: [****] With a copy to: Procopio, Cory, Hargreaves & Savitch LLP 12544 High Bluff Drive, Suite 400 San Diego, California 92130 Attention: [****] Email: [****] With a copy to: CBRE, Inc. 2221 Rosecrans Avenue El Segundo, California 90245 Attention: [****] Email: [****] cc: [****] Email: [****] With a copy to: CBRE, Inc. 700 Commerce Drive, Suite 450 Oak Brook, Illinois 60523 Attention: [****] SECTION 9. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by Law. To the extent that any collateral is located outside New York State, Indemnitor acknowledges that any restrictions, limitations and prohibitions in New York Real Property Actions and Proceedings Law §§ 1301 and 1371 do not apply. SECTION 10. Waivers. (a) Indemnitor absolutely, unconditionally, knowingly, and expressly waives: (i) any rights or defenses arising by reason of or deriving from any election by Lender under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower;

203576230 7 (ii) any rights of Indemnitor of subrogation, reimbursement, indemnification and/or contribution against Borrower or any other person or entity, and any other rights and defenses that are or may become available to Indemnitor or any other person or entity by reasons of Sections 2787-2855, inclusive of the California Civil Code; (iii) any rights or defenses that may be available by reason of any election of remedies by Lender (including, without limitation, any such election which in any manner impairs, effects, reduces, releases, destroys or extinguishes Indemnitor’s subrogation rights, rights to proceed against Borrower for reimbursement, or any other rights of Indemnitor to proceed against any other person, entity or security, including but not limited to any defense based upon an election of remedies by Lender under the provisions of Section 580(d) of the California Code of Civil Procedure or any similar law of California or of any other State or of the United Sates); and (iv) any rights or defenses Indemnitor may have because the Obligations of Borrower are secured by real property or any estate for years. These rights or defenses include, but are not limited to, any rights or defenses that are based upon, directly or indirectly, the application of Section 580(a), Section 580(b), Section 580(d) or Section 726 of the California Code of Civil Procedure to the Obligations of Borrower. The provisions of this subsection (b) mean, among other things: (y) Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower for the Obligations; and (z) If Lender forecloses on a real property pledged by Borrower: (1) The Obligations of Borrower shall not be reduced by the price for which the collateral sold at the foreclosure sale or the value of the collateral at the time of the sale; and (2) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral, has destroyed any right of Indemnitor to collect from Borrower. Further, the provisions of this Indemnity constitute an unconditional and irrevocable waiver of any rights and defenses Indemnitor may have because Borrower’s obligations are secured by real property. These rights and defenses, include, but are not limited to, any rights or defenses based upon Section 580(a), Section 580(b), Section 580(d) or Section 726 of the California Code of Civil Procedure. (c) Indemnitor waives all rights and defenses that it may have because some of the Indemnitor’s obligations hereunder are secured by real property. This means, among other things: (i) If Lender forecloses on any real property collateral pledged by Borrower for Indemnitor’s obligations hereunder: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral pledged by Borrower for the Indemnitor’s obligations hereunder, has destroyed any right Indemnitor may have to collect from Borrower. (ii) This is an unconditional and irrevocable waiver of any rights and defenses Indemnitor may have because Borrower’s debt is secured by real property. These rights and defenses

203576230 8 include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580a, 580b, 580d, or 726; and (iii) If any of Indemnitor’s obligations hereunder at any time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Indemnitor’s obligations hereunder, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Indemnitor hereunder except to the extent the Indemnitor’s obligations hereunder are repaid with the proceeds of such foreclosure. Indemnitor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Indemnitor against Borrower or other indemnitors or sureties, and (b) absent the waiver given by Indemnitor, such an election would prevent Lender from enforcing the Loan Documents against Indemnitor. Understanding the foregoing, and understanding that Indemnitor is hereby relinquishing a defense to the enforceability of the Loan Documents, Indemnitor hereby waives any right to assert against Lender any defense to the enforcement of the Loan Documents, whether denominated “estoppel” or otherwise, based on or arising from an election by Lender nonjudicially to foreclose any such mortgage or deed of trust. Indemnitor understands that the effect of the foregoing waiver may be that Indemnitor might have liability hereunder for amounts with respect to which Indemnitor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other indemnitors or sureties. Indemnitor also agrees that the “fair market value” provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Indemnitor’s liability under the Loan Documents. (d) Indemnitor hereby absolutely, unconditionally, knowingly, and expressly waives: (i) any right of subrogation Indemnitor has or may have as against Borrower with respect to the Indemnitor’s obligations hereunder; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Indemnitor may now have or hereafter have as against Borrower with respect to the Indemnitor’s obligations hereunder; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower. (e) Without limiting the generality of any other waiver or other provision set forth in this Indemnity, Indemnitor hereby absolutely, knowingly, unconditionally, and expressly waives, any and all benefits or defenses arising directly or indirectly under any one or more of California Civil Code Sections 2787 through 2855, California Code of Civil Procedure Sections 580a, 580b, 580c, 580d, and 726, and Chapter 2 of Title 14 of Part 4 of Division 3 of the California Civil Code, and California Commercial Code Sections 3116, 3118, 3119, 3419, 3605, 9610, 9611, 9615, 9617, 9624, 9625, 9626, and 9627. SECTION 11. Continuing Indemnity. This Indemnity is a continuing indemnity and shall remain in full force and effect until all of the Indemnified Obligations have been indefeasibly paid, performed and completed in full. SECTION 12. Severability. Any provision of this Indemnity, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Indemnity (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.

203576230 9 SECTION 13. Entire Agreement; Amendments. This Indemnity contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the party against whom enforcement of the waiver, amendment or termination is sought. SECTION 14. Successors and Assigns. This Indemnity shall be binding upon and shall inure to the benefit of Lender and Indemnitor and its and their respective heirs, personal representatives, successors and assigns. Subject to the Loan Agreement, this Indemnity may be assigned by Lender with respect to all or any portion of the Indemnified Obligations, and when so assigned, Indemnitor shall be liable under this Indemnity to the assignee(s) for the full payment and performance of the Indemnified Obligations guaranteed hereby so assigned without in any manner affecting the liability of Indemnitor hereunder to Lender with respect to the Indemnified Obligations guaranteed hereby (to the extent retained by Lender). This Indemnity may not be assigned by Indemnitor without the written consent of Lender. Without limiting the generality of the foregoing, Lender may assign or otherwise transfer the Note to any other Person and such other Person shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise. SECTION 15. ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. EACH OF INDEMNITOR AND LENDER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS INDEMNITY, ANY AND EVERY RIGHT INDEMNITOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT INDEMNITOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM. SECTION 16. Governing Law. This Indemnity shall be governed by, and construed in accordance with, the Legal Requirements of the State of New York, without giving effect to New York’s principles of conflicts of law. Indemnitor hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court located in the County of New York in any action or proceeding arising out of or relating to this Indemnity. SECTION 17. Financial Statements and Covenants. Indemnitor covenants and agrees that it shall, at all times during the term of the Loan, (i) remain in full compliance with the Financial Covenants and, (ii) in a timely manner, enable Borrower to comply with its obligations under Article 7 of the Loan Agreement. SECTION 18. Judicial Reference. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INDEMNITY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS: (1) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN PARAGRAPH (2) BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL

203576230 10 REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. EXCEPT AS OTHERWISE PROVIDED IN THE LOAN DOCUMENTS, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW. (2) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (I) JUDICIAL OR NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (II) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET- OFF), (III) APPOINTMENT OF A RECEIVER AND (IV) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS INDEMNITY DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (I) - (IV) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS INDEMNITY. (3) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN (10) DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). (4) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER. PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE. (5) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

203576230 11 (6) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. SECTION 19. Negative Covenant. No Indemnitor shall engage in or permit any Division. SECTION 20. Counterparts; Electronic Signatures. This Indemnity may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document; provided, however, in making proof of this Indemnity, it shall be unnecessary to produce or account for more than one counterpart to which signatures (acknowledged as applicable) from other counterparts may be attached. Delivery of an executed counterpart of a signature page of this Indemnity or any other Loan Document by facsimile or electronic image (including, without limitation, “pdf,” “tif” or “jpg” format) will be effective as a delivery of an original of a manually executed counterpart of this Indemnity or such other Loan Document with the same force and effect as if such facsimile or electronic image signature page was an original thereof. Each party intends to be bound by any such facsimile and electronic image signatures, is aware that the Lender will rely on such signatures, and shall not raise, and waives, any defense to, the validity, binding nature of, or enforceability of this Indemnity or such other Loan Document based on the form of signature. An original executed counterpart shall be delivered by, or on behalf of, Borrower and/or Indemnitor, as applicable, to Lender following delivery of the facsimile or electronic image, but the failure to deliver such original executed counterpart shall not affect the validity, binding nature, or enforceability of this Indemnity or such other Loan Document. INDEMNITOR AND LENDER AGREE THAT ELECTRONIC SIGNATURES OF THE PARTIES, WHETHER DIGITAL OR ENCRYPTED, IF AND AS INCLUDED IN THIS INDEMNITY AND THE OTHER LOAN DOCUMENTS ARE INTENDED TO AUTHENTICATE THIS WRITING AND TO HAVE THE SAME FORCE AND EFFECT AS MANUAL SIGNATURES. “ELECTRONIC SIGNATURE” MEANS ANY ELECTRONIC SOUND, SYMBOL OR PROCESS ATTACHED TO OR LOGICALLY ASSOCIATED WITH A RECORD AND EXECUTED AND ADOPTED BY A PARTY WITH THE INTENT TO SIGN SUCH RECORD, INCLUDING FACSIMILE OR E-MAIL ELECTRONIC SIGNATURES. SECTION 21. Interpretation. This Indemnity has been negotiated by parties knowledgeable in the matters contained herein, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party’s preparation of the initial or any subsequent draft of the Loan Documents or this Indemnity. The word “include(s)” means “include(s), without limitation” and the world “including” means “including, but not limited to.” Whenever the context of this Indemnity reasonably requires, all words used in the singular shall be deemed to have been used in the plural, and the neuter gender shall be deemed to include the masculine and feminine gender, and vice versa. The headings to sections of this Indemnity are for convenient reference only and shall not be used in interpreting this Indemnity. SECTION 22. Exculpation. Notwithstanding anything to the contrary contained in this Indemnity or any other Loan Document, no direct or indirect shareholder, limited partner, member, principal, affiliate, employee, officer, trustee, director, agent or other representative of Indemnitor and/or any of its affiliates (a “Related Party”) shall have any personal liability for, nor be joined as a party to, any action with respect to payment, performance or discharge of any covenants, obligations, or undertakings of Indemnitor under this Indemnity, and by acceptance hereof, Lender for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money, judgment, deficiency judgment or personal judgment against any Related Party under or by reason of or in connection with this Indemnity; except that Indemnitor and any other Related Party that is a party to any Loan Document or any other separate written guaranty, indemnitor or other agreement given by Indemnitor or such other Related Party in connection with the Loan shall remain fully liable therefor and the foregoing provisions shall not operate

203576230 12 to limit or impair the liabilities and obligations of Indemnitor or such other Related Parties or the rights and remedies of Lender thereunder. [signature page follows]

203576230 S-1 IN WITNESS WHEREOF, Indemnitor has duly executed and delivered this Indemnity as of the date first written above. INDEMNITOR: INSTIL BIO, INC., a Delaware corporation By: /s/ Sandeep Laumas Name: Sandeep Laumas Title: Chief Financial Officer STATE OF ______________________ ) ) SS. COUNTY OF ___________________ ) On the _____ day of ______________, 2024, before me, the undersigned, a Notary Public in and for said state, personally appeared SANDEEP LAUMAS, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument. Notary Public